Credit Suisse OTC Conference May 3, 2011 Exhibit 99.1

Forward-Looking Statements
Some of the statements in this presentation constitute forward-looking statements.  Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts.  The forward looking statements contained in this presentation involve risks and uncertainties as well as statements as to:
• our limited operating history;
• availability of investment opportunities;
• general volatility of the market price of our securities;
• changes in our business strategy;
• our ability to consummate an appropriate investment opportunity within given time constraints;
• availability of qualified personnel;
• changes in our industry, interest rates, the debt securities markets or the general economy;
• changes in governmental, tax and environmental regulations and similar matters;
• changes in generally accepted accounting principles by standard-setting bodies; and
• the degree and nature of our competition.
The forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us.  These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us or are within our control.  If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-
looking statements.

Recent Developments
•
November 15, 2010  -
Took delivery of Platinum Explorer
•
Commenced operations with ONGC on December 29, 2010
•
Platinum Explorer achieves impressive utilization –
–
January 82%
–
February 93%
–
March 98%
–
April 99%
•
Signed Construction Management Agreement with Aker Drilling for two drillships under construction at DSME
•
High-specification jackup market experiencing significant upward momentum in rates with continued high utilization
•
Awarded high-profile jackup contract for ultra-HPHT work in Malaysia @
$187,000 per day (inclusive of reimbursed upgrades); 14-21 month duration

Corporate Overview
Symbol: VTG (NYSE AMEX)
Location: HQ – Houston; Operations – Singapore; Marketing – Dubai
Market Cap: $510 million
Book Value: $752 million
Enterprise Value: $1.6 billion
Employees: > 700
Contract Backlog: $3.0 billion
Owned Fleet: 4 Ultra-Premium Jackups
1 Ultra-Deepwater Drillship
Managed Fleet: 4 Ultra-Deepwater Drillships

•
Premium high-specification drilling units, including four jackup rigs and three drillships
•
Vantage’s modern rigs are capable of drilling to deeper depths and possess enhanced operational efficiency and technical capabilities, resulting in higher utilization, dayrates and margins
•
Total costs of owned fleet of four jackups and the Platinum Explorer drillship of approximately
$1.7 billion
•
Successful track record of managing, constructing, marketing and operating offshore drilling units
•
In-house team of engineers and construction personnel overseeing complex construction projects
•
All jackups delivered on budget and on time
•
Jackup fleet has experienced approx. 99% of productive time for Vantage’s first 27months in operation
Level of efficiency is exceptional for newly-constructed jackup rigs upon commencement of operations
Proven Operational
Track
Record
•
Significant cash flow visibility
•
Owned fleet contract backlog of approximately $1.2 billion and managed fleet contract backlog of approximately $1.8 billion as of January 2010
Owned fleet counterparties include Total, Pearl Energy, Bowleven, Foxtrot International, Phu Quy
(1)
,
Salamander, PTT, Petronas Carigali and ONGC,
Managed deepwater rigs counterparties include Petrobras
Significant
Contract Coverage
with
High Quality
Counterparties
Company Highlights
(1) PVEP Phu Quy Petroleum Operating Co. Ltd. is a joint venture interest between PetroVietnam Exploration Production Corp. and Total E&P Vietnam.
Premium Fleet

Company Highlights (Cont’d)
Construction management arrangements for four ultra-deepwater drillships, DragonQuest, Dalian
Developer, Aker Drilling 1 & 2
Approximately $5.0 million of annual cash flow during the construction phase
Management of DragonQuest once in service
Approximately $12.0 to $15.0 million per year for the duration of the contract
Management team with extensive experience; average of 28 years in the drilling industry
Includes international and domestic public company experience with industry-leading peers involving numerous acquisitions and debt and equity financings
Experienced operating personnel
Construction
Supervision and
Management
Arrangements
Experienced
Management and
Operational Team

Singapore Operations and Technical Support –
Track Record of Excellence
Completed Projects
4 BMC 375 Jackups
Platinum Explorer
Current Projects
Dalian Developer
DragonQuest
Aker Drillships #1 & 2
SeaDragon 1 & 2
All Delivered On-Time, On Budget –
•Emerald
Driller – December 2008
•Sapphire
Driller – July 2009
•Aquamarine
Driller – September 2009
•Topaz
Driller – December 2009
Delivered On-Time, On Budget
November 2010
Restructured construction project
with Vantage designed remediation
plan and implemented project
controls.  Project completed for
customer as rigs sold to competitor.
• Project 99% complete
• Current on-time, on budget
• 2    Successful newbuild at DSME
• Hired by Financial Institution to provide
shipyard oversight following bid process
• Largest drillship in the world currently
under construction
• Vessel will include oil storage and multi-
purpose capabilities
• Hired by peer drilling company to
manage shipyard oversight
• Leverages our strong relationship with
DSME
nd

Worldwide Operations
Vantage Offices
Owned Rigs
Managed Rigs
Contract: Petrobras
DragonQuest
U.S. GOM
Contract: ONGC
Platinum Explorer
India
Houston
Singapore
Dubai
Contract: Pearl
Emerald Driller
Thailand
Contract: Foxtrot
Sapphire Driller
Ivory Coast
LOI
Aquamarine Driller
Malaysia
Contract: Phu Quy (1)
Topaz Driller
Vietnam
Country of Operation
(1) PVEP Phu Quy Petroleum Operating Co. Ltd. is a joint venture interest between PetroVietnam Exploration Production Corp. and Total E&P Vietnam.
LOI:
Sapphire Driller
Cameroon

$60
$50
$40
$30
$20
$10
$0
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
Revenue
EBITDA

VANTAGE
DRILLING COMPANY

Jackup Fleet
World class assets achieving world class performance –
•Fleet productive time approximately 99% since inception
•High-specification jackup fleet meeting today’s challenges:
•
Faster drilling times
•
Faster moving times
•
Increased volumes of consumable liquids
and drilling fluids
•
Reduced boat runs and non-productive
time
•
Improved pipe handling and offline
capability
•
Fast preloading time for all tanks
•
75’ x 30’ cantilever reach substantially greater
than the industry average
•
Pipe decks allow increased storage capacity
•
Premium drilling package:
•
3 x 2200HP mud pumps
•
Integrated diverter system
•
18 ¾ BOP handling system and 4 rams
•
High-capacity, high efficiency – 5 x CAT
3516 B Diesel engines
Emerald Driller
Sapphire Driller
Aquamarine Driller
Strong Financial Performance
Forecast

Fleet Status – Average Drilling Revenue /
Day (1)
Ownership 2010 2011 2012
Rig % Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
Jackups
Emerald Driller 100% 2 yrs. at $171K 2 mos. at $132K
Sapphire Driller 100% 10 mos. at $115.5K 4 mos. at $120K 1 yr at $120K
Aquamarine Driller 100% 5 mos. at $154.2K
10 mos. at $120K
(2)
$124K 2 wells at $137K
Topaz Driller 100% 10 mos. at $107.2K 14 mos. At $187K (including upgrade & mob.)
Drillships
Platinum Explorer 100% 5 yrs. at $590.5K
DragonQuest Managed 8 yrs. at $551.3K
(3)
Construction Commissioning/ Working Operating Option Extended
Management Mobilization/ (Owned Rigs) (Management Contract Well Test
Contract Shipyard Contract) Option
(1) Average drilling revenue per day is based on the total estimated revenue divided by the minimum number of days committed in a contract. Unless otherwise noted, the total revenue includes any mobilization and demobilization fees and other contractual revenues associated with the drilling services.
(2) The contract is for drilling two wells plus extended well tests. Estimated drilling time is one month per well and extended well tests could range from a few months to up to one year per well.
The first extended well tests period has been contracted through April 2011.
(3) The drilling revenue per day includes the achievement of the 12.5% bonus opportunity, but excludes mobilization revenues and revenue escalations included in the contract.

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Jan-00
Jan-01
Jan-02
Jan-03
Jan-04
Jan-05
Jan-06
Jan-07
Jan-08
Jan-09
Jan-10
GOM
Rest of World

100%
90%
80%
70%
60%
50%
Aug-07
Nov-07
Mar-08
Jul-08
Nov-08
Mar-09
Jul-09
Nov-09
Mar-10
<300 ft.
300 to 349 ft. IC
350+ ft IC

$700.0
$600.0
$500.0
$400.0
$300.0
$200.0
$100.0
$-
Jan-01
Jan-03
Jan-05
Jan-07
Jan-09
Midwater
Deepwater
Ultradeepwater

100%
90%
80%
70%
60%
50%
Jan-01
Jan-03
Jan-05
Jan-07
Jan-09
Midwater
Deepwater
Ultra-Deepwater

VANTAGE DRILLING COMPANY

Premium Asset Advantage
•
Premium jackups (350’ + IC rigs)
and ultra-deepwater  floater
have historically maintained
significantly higher utilization
levels, particularly during
downturns in the energy industry
–
Operators demand newer, higher
specification rigs due to superior
operating performance, resulting in
lower maintenance downtimes,
improved safety and higher efficiency
•
A higher utilization level in the
international drilling market
continues to reflect a more
stable rig supply and demand
environment than the Gulf of
Mexico
•
Operators are willing to pay a
substantial dayrate premium for
high-specification rigs
Global Jackup Utilization International vs. GOM Jackup Utilization
Source: Riglogix; ODS-PetroData.
Historical Floater Dayrates ($Thousands) Historical Floater Utilization

<300' IS
15
MS
18
MC
41
300'+ IC
146
300'+ IS
9
250' IC
59
<250' IC
63
300' IC
125

VANTAGE DRILLING COMPANY

Profile of Global Jackup Fleet
•
Capabilities and age – The current worldwide fleet is comprised mostly of older, inefficient rigs
–
27% of today’s jackups are mat-supported and/or have less than 200ft of water depth capability
–
70% of today’s jackups are 25 years or older
–
As of February 2011 a total of 134 rigs were either ready stacked, cold stacked, or in an accommodation mode without contract
–
How many will not return to service?
•
Setting up cyclical recovery – Reduction in the overall fleet should result in pricing power and high utilization levels early on during the recovery
•
Age is a factor – Demand is increasing for high-specification jackups. Many customers are implementing age restrictions and new high-specification characteristics
Source: ODS-Petrodata
Global Jackup Fleet Distribution
Age Rigs % % 300+ 200-299 <200
25 years or older 332 70% 62% 150 128 54
5 to 24 years 52 11% 10% 48 3 1
0 to 4 years 92 19% 17% 83 4 5
476 100% 281 135 60
2011 Deliveries 18 3% 15 2 1
2012 Deliveries 21 4% 18 3 0
2013 Deliveries 23 4% 22 1 0
538 100% 336 141 61
Age of Jackup Fleet Water Depth (feet)

Ultra-
Deepwater
93
Midwater
113
Deepwater
59

BP
7
Total
6
Petrobras
16
Chevron
4
Anadarko
4
Statoil
4
Shell
4
Reliance
3
Tullow
3
Others
(2 Rigs)
12
Others
(1 Rig)
12

VANTAGE
DRILLING COMPANY

Profile of Global Ultra-Deepwater Fleet
•
Floater Rig Supply By Type (# of Rigs)
Ultra-Deepwater Floaters By Operator
(1)
Source: ODS-Petrodata.
(1) Ultra-Deepwater (>7,500 ft) drillships and semisubmersibles currently in operation.
(2) Other operators with 1 rig each include: Det Norske Oljeselskap, Husy Oil, Nexen, Devon Energy, Ophir Energy, Repsol YPF, PEMEX, Burullus, LLOG, ExxonMobil, Woodside, and
Marathon for a total of 12 rigs.
(3) Other operators with 2 rigs each include: Petronas Carigali, Eni, Hess, BHP Billiton, Noble Energy and ONGC for a total of 12 rigs.
•
•
•
The ultra-deepwater rig market maintains the most favorable long-term outlook driven by recent discoveries in Brazil, West Africa, and the U.S. Gulf of Mexico
Ultra-deepwater rigs are capable of working in any water depth where operators are currently likely to drill
Can compete for any available work, while lower water depth drilling rigs have a more limited market
Projections indicate a shortage of rigs designed for the 4,000 – 6,000’ water depth range which will likely be filled by ultra-deepwater units

Financial Overview
Balance Sheet
($Millions)
December 31, December 31,
2009 2010
Cash and cash equivalents 16.0 $                120.4 $
Restricted cash 28.9                    29.0
Trade receivables 17.5                    50.2
Inventory 10.8                    19.8
Prepaid expenses and other current assets 8.0                      11.5
81.2                    230.9
Property and equipment, net 888.2                 1,718.1
Investment in joint venture 120.3                 -
Other assets 29.4                    54.2
1,119.2 $          2,003.2 $

Accounts payable and accrued liabilities 30.2 $                107.5 $
Short-term debt 17.8                    8.6
Current maturities of long-term debt 16.0                    -
64.0                    116.1
Long–term debt 378.1                 1,103.5
Other long term liabilities -                           13.5
Shareholders' Equity
Paid-in capital 714.7                 854.8
Retained Earnings (37.1)                   (84.7)
Accumulated other comprehensive loss (0.5)                     -
Total shareholders’ equity 677.1                 770.2
1,119.2 $          2,003.2 $
Outstanding shares 187.3                 289.7
Book value per share 3.62 $                2.66 $

Maturities and Debt Repayment
1,000
800
600
400
200
-
(in millions)
2011
2012
2013
2014
2015
2016
2017
Cash Flow Offer
Maturity

VANTAGE
DRILLING COMPANY

Debt Repayment
• No near-term maturities provides
flexibility
• Excess cash flow offers
opportunity; alternatively we can
buy bonds in the market with
excess cash
• Aquamarine term loan facility
matures 2014; can be refinanced
beginning September 2011

$400.0
$350.0
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
Rig-Level EBITDA (1)
4.6x
4.1x
3.6x
3.3x
$229.2
$245.8
$253.8
$278.7
$278.5
$311.5
$303.1
$344.4
$115,000
$140,000
$165,000
$190,000
Jackup Dayrates
Assets of the Issuer (3 Jackups, 1 Drillship)
All Company Assets (4 Jackups, 1 Drillship)

VANTAGE DRILLING COMPANY

Financial Overview
Run-Rate Financial Potential of Vantage Owned Assets
($Millions, except dayrates)
(1) Calculations of rig-level EBITDA incorporate management's assumption of 90% utilization/efficiency of jackups, which reflects industry standard productive times on high-specification jackups. Utilization/efficiency of drillship assumed to be 97%, which management believes is a reasonable assumption for a newbuild vessel in its first full year of operations. Rig-level EBITDA attributable to jackups reflects operating expense assumption based on Vantage’s jackups that operated for the full first quarter of 2010.
Illustrative Range of Run-Rate Financial Potential
• Strong cash flow backlog to cover
debt service
• Leveraged to upturn in high-
specification jackup market

Peer Group (current)
120%
Peer Group (2009-2010)
190%
Peer Group (2005-2009)
300%
VTG
80%

VANTAGE
DRILLING COMPANY

Significant Upside Valuation Potential
EBITDA
Low
6.5x
Today’s
Peer Avg.
9.5
Historical
Peer Avg.
11.6x
$275 million $2.40 $4.41 $7.26
$300 million $2.95 $6.06 $8.26
$350 million $4.08 $7.70 $10.28
Implied Values – EV/EBITDA
Source: Credit Suisse
Price to Book Value
Key Drivers Near Term –
• Achieve high productive time on Platinum Explorer
• Improving dayrate contract fixtures on jackups

$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$14.3
$6.4
$22.2
$9.5
$36.4
$14.2
$38.6
$5.0
$58.3
$25.3
$68.4
$24.6
$66.9
$16.9
3/31/2009
6/30/2009
9/30/2009
12/31/2009
3/31/2010
6/30/2010
12/31/2010
Quarter Ended
Revenue
Adjusted EBITDA

VANTAGE
DRILLING COMPANY

Financial Overview Historical Financial Information ($ Millions)

Appendix
Reconciliation of Net Income (Loss) to Adjusted EBITDA
($Millions)
3/31/2009 6/30/2009 9/30/2009 12/31/2009 3/31/2010 6/30/2010 9/30/2010 12/31/2010
Net income (loss) 2.4 $            4.0 $            6.8 $            (4.3) $          6.0 $            (7.0) $          (33.6) $        (13.0) $
Interest expense, net 0.7               1.3               1.9               4.2               8.0               13.3             13.9             14.1
Income tax provision (benefit) 0.6               0.9               1.1               (0.6)              2.3               8.4               2.8               5.5
Depreciation 1.7               2.1               3.2               4.3               7.5               8.4               8.8               8.8
Loss on debt extinguishment -               -               -               -               -               -               24.0             -
Loss on acquisition of subsidiary -               -               -               -               -               -               3.8               -
  EBITDA 5.4 $            8.3 $            13.0 $          3.6 $            23.8 $          23.1 $          19.7 $          15.4 $
Share-based compensation expense 1.1               1.2               1.2               1.4               1.5               1.5               1.6               1.5
Adjusted EBITDA 6.5 $            9.5 $            14.2 $          5.0 $            25.3 $          24.6 $          21.3 $          16.9 $
Fiscal Quarter Ended,